UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2025
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Gold Flora Corporation
(Exact name of registrant as specified in its charter)
___________________________

Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3165 Red Hill Avenue
Costa Mesa, CA 92626
(Address of Principal Executive Offices, including Zip Code)
(949) 252-1908
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On March 27, 2025, Gold Flora Corporation (the “Company”) filed an application for receivership under the laws of the State of California in the Los Angeles Superior Court, Santa Monica Division (the “Court”). The Company expects Richard Ormand of Stone Capital Blossom, LLC to be appointed as receiver (to the extent serving in such capacity, the “Receiver”). The Receiver, once appointed, will have broad powers and authority to take possession of, and protect and preserve, all of the assets of the Company, and administer the estate in accordance with applicable law. Accordingly, the Company expects that the Receiver will be empowered to sell all of the assets of the Company (together or separately) and distribute the proceeds of such sale to the Company’s creditors in a manner approved by the Court.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported, on August 28, 2024, Gold Flora Corporation (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with J.J. Astor & Co. (the “Investor”), pursuant to which, among other things, the Company agreed to issue and sell to the Investor, in exchange for the payment by the Investor of $6,864,000, a senior secured promissory note in an aggregate principal amount of $9,295,000 (the “Initial Note”). The Loan Agreement also provided for the future issuance of up to three additional notes (the “Additional Notes” and together with the Initial Note, the “Notes”) subject to certain conditions and on substantially the same terms as the initial closing. On November 6, 2024, the Company issued an Additional Note to the Investor pursuant to the Loan Agreement (the “First Additional Note”). The First Additional Note has an original principal amount of $2,780,000 and a funded amount of $1,920,000 to be paid back in in forty (40) weekly installments commencing on November 13th, 2025. On December 31, 2024, the Company issued another Additional Note to the Investor pursuant to the Loan Agreement (the “Second Additional Note” and, together with the Initial Note and the First Additional Note, the “Notes”). The Second Additional Note has an original principal amount of $2,780,000 and a funded amount of $1,920,000 to be paid back in in forty (40) weekly installments commencing on October 6th, 2025.

On March 21, 2025, the Investor delivered a notice to the Company (the “Notice”) claiming that events of default had occurred under the Notes due to (i) failure to pay amounts owed to the Investor pursuant to the Notes and (ii) failure to have a registration statement declared effective under the Securities Act of 1933, as amended, by the required date pursuant to a Registration Rights Agreement entered into between the Company and the Investor on August 27, 2024 (together, the “Events of Default”). The outstanding principal amount under the Notes was automatically increased by 10% as a result of the occurrence of the Events of Default. The outstanding principle and accrued interest under the Notes, on the date of the Notice and giving effect to the Events of Default, was approximately $11.5 million. The Investor did not accelerate the payment of any amounts outstanding under the Notes pursuant to the Notice, but did reserve its rights and remedies under the Notes and the Loan Agreement.

Also on March 21, 2025, the Investor delivered a notice (the “Pledge Notice”) to the escrow agent pursuant to the Pledge Agreement entered into among the Investor, the Company and certain subsidiaries of the Company on August 27, 2024 (the “Pledge Agreement”), purporting to release the Pledge Agreement from escrow. The Pledge Agreement had been held in escrow, and if released, would constitute a lien and security interest on ownership interests in certain of the Company’s subsidiaries. However, the Pledge Agreement requires the Investor to elect to accelerate amounts due under the Notes and requires a three-day notice period. Because neither of those conditions was satisfied, the Company has challenged the purported release of the Pledge Agreement from escrow.

Additionally, the filing of the receivership application as described in Item 1.03 is expected to constitute default under the Loan Agreement and certain other of the Company’s debt instruments and agreements that contain similar default provisions.

Item 7.01 Regulation FD Disclosure.

Press Release

On March 27, 2025, the Company issued a press release announcing the receivership filing. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Additional Information on the Receivership Filing

Additional information about the receivership filing, including access to Court records, is available online at Los Angeles Superior Court, Santa Monica Division at www.lacourt.org or in person at the Court located at 1725 Main Street, Santa Monica, CA 90401.

The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains "forward-looking information" within the meaning of applicable Canadian securities legislation and the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the receivership application and expected process, and other plans, intentions, estimates and beliefs, and may include statements regarding the ability and timing of the appointment of a Receiver, the identity of the Receiver, the Receiver’s scope of authority, and the future occurrence of events of default under the Company’s debt instruments. Words such as "expects," "continue," "will," "anticipates," and "intends," or similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward–looking statements are based on the Company’s current projections and expectations about future events and financial trends that it believes might affect its financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by it in light of the experience and perception of historical trends, current conditions and expected future developments and other factors it believes are appropriate. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Such risks and uncertainties include, but are not limited to, the ability to appoint a Receiver and initiate receivership proceedings in accordance with California law; the receivership process, the Company’s ability to obtain approval from the Court with respect to motions or other requests made to the Court throughout the course of the receivership; the effects of the receivership on the liquidity, results of operations and business of the Company and its subsidiaries; the Company’s ability to negotiate with its lenders or enter into agreements for strategic alternatives; the Company’s ability to continue as a going concern during the receivership and going forward; the potential for governmental investigations and inquiries, regulatory actions and lawsuits; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”). Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company does not assume any obligation to update or revise any forward-looking information or statements contained herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the anticipated receivership is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the receivership process. The Company expects that holders of shares of the Company’s securities could experience a significant or complete loss on their investment, depending on the outcome of the receivership.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Title
99.1	Press Release of Gold Flora Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD FLORA CORPORATION

Dated: March 27, 2024	By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer